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                                EXHIBIT 10.14


                                   GUARANTY




     In consideration of Financial Intranet, Inc. (the "Debtor"), having borrowed from Zubair Kazi (the "Obligee") the principal amount of $600,000.00, bearing interest at the rate of 7% per annum, pursuant to a convertible promissory note (the "Note") dated February 8, 1999, Ben Stein (the "Guarantor"), for value received, hereby absolutely and unconditionally guarantees to Obligee and his assigns the full and prompt payment, either in cash or in shares of the Debtor's common stock which have been beneficially owned by the Guarantor for a minimum of two years (the "Common Stock"), of the obligations of Debtor under the Note. All capitalized terms used herein shall have the meanings ascribed to them in the Note unless otherwise defined in this Guaranty.

     The obligations of Guarantor with respect to the guarantee of the principal amount of the Note and all accrued interest thereon shall not be reduced until Debtor has fully satisfied its obligations under the Note owed by Debtor to the Obligee and its assigns. Any payment to Obligee on account of the Note shall be deemed to be made on behalf of Guarantor and the amount of this Guaranty shall be reduced by the amount of such payment.

     This is a continuing, absolute and unconditional guarantee of payment regardless of the validity, regularity or enforceability of the Note. The Guarantor agrees that the Obligee may proceed directly against the Guarantor under this Guaranty without first instituting legal or other proceedings against Debtor, or any other person or persons.

     In connection with the execution of this Guaranty, the Guarantor has executed and delivered to the Obligee a Pledge and Security Agreement of even date herewith. In the event that the Obligee seeks to enforce its rights under this Guaranty, the Guarantor shall have the right to satisfy such obligations with the shares of Common Stock pledged to the Obligee under the Pledge and Security Agreement to the extent that the shares of Common Stock pledged as collateral are sufficient to satisfy such obligations. In the event the Guarantor attempts to satisfy his obligations under this Guaranty by payment in Common Stock, the number of shares of Common Stock shall be determined by dividing the Conversion Amount by the Conversion Price as set forth in the Conversion Notice delivered by the Obligee to the Debtor and to the Guarantor (as is set forth in the Note). This Guaranty shall terminate when the Debtor's registration statement with respect to the shares of Common Stock issuable upon conversion of the Note and issuable upon the exercise of the Warrants issued in conjunction with the Note to the Obligee has remained effective without suspension by the Securities and Exchange Commission for a period 30 days.

     Guarantor consents that the Note or the liability of any other guarantor, surety, indemnitor, indorser, or any other party for or upon the Note may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released by the

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     Obligee,  all  without  any  notice  to,  or  further  assent  by,  or  any reservation of rights against, Guarantor and without in any way effecting or releasing the liability of Guarantor hereunder. The Obligee shall not be liable for failure to collect or realize upon the Note, or any part thereof, for any delay in so doing, nor shall Obligee be under any obligation to take any action whatsoever with regard thereto.

     Guarantor  waives  protest,  demand  for  payment,  notice  of  default  or nonpayment to or on Guarantor or Debtor. This Guaranty shall continue in full force and effect notwithstanding the death, incapacity, or bankruptcy of Guarantor, and shall be binding upon Guarantor and Guarantor's estate and the personal representatives, heirs and successors of Guarantor who shall, nevertheless, remain liable with respect to the portion of the Note guaranteed hereunder and any renewals or extensions thereof or liabilities arising out of same, and the Obligee shall have all the rights herein provided for as if no such event had occurred.

     No executory agreement and no course of dealing between Debtor and Obligee or Guarantor shall be effective to terminate, change or modify this Guaranty in whole or in part; nor shall any waiver of any rights or powers of the Obligee, or consent by the Obligee, be valid or effective unless in writing and signed by Obligee.

     Guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this Guaranty or to enforce, declare or adjudicate any rights or obligations under this Guaranty, whether by suit or by any other means whatsoever, reasonable attorneys' fees shall be payable by the Guarantor against whom this Guaranty or any obligation or right hereunder is sought to be enforced. The Guarantor waives the right to interpose any defense based upon any Statute of Limitations and any set-off or counterclaim of any nature or description, and waives the performance of each and every condition precedent of which the Guarantor might otherwise be entitled to law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles applicable in the State of New York. Any provision hereof which may prove unenforceable under any law shall not effect the validity of any other provision hereof. Any litigation based hereon, or arising out of, under, or in connection with, this Guaranty shall be brought and maintained exclusively in the Federal Court of the state of New York without reference to its conflicts of laws rules or principles. The parties hereby expressly and irrevocably submit to the exclusive jurisdiction of the Federal Courts of the state of New York sitting in the Southern District for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The parties each hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum.

     All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile, or five days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed (1)

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     to the Obligee at its address appearing on the books of the Company, (2) to the Guarantor at 589 Lakeworth Circle, Lake Marcy, Florida 32746 with a copy to Steven Schuster, Esq, McLaughlin & Stern LLP, 260 Madison Avenue, New York, New York 10016 .

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of February, 1999.




                                                     Ben  Stein